Exhibit 10.10

FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT

This First Amendment to the Commercial Lease Agreement (the “FIRST AMENDMENT” ) is made this 25th day of of September, 2015, (the “EFFECTIVE” DATE) by and between Zoned Properties, Inc., CCC Holdings, LLC. And Alan Abrams, Individually as Personal Guarantor.

WITNESSETH:

WHEREAS, Landlord and Tenant heretofore entered into a Commercial Lease Agreement (the “LEASE”) executed and effective as of August 15, 2015 for the lease on the facilities commonly known as 410 S Madison Dr. Suite 1, Tempe , AZ 85281; and

WHEREAS, The parties hereto desire to change the name of the current tenant name from CCC Holdings, LLC to C3C3 Group, LLC.

WHEREAS, all defined terms used in the Lease shall have the same meaning herein as therein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for good and valuable consideration, the sufficiency and receipt of which is acknowledged, the Parties agree as follows:

1.	Tenant Name. The Tenant Name to be C3C3 Group, LLC.

Your signature below will indicate that you agree to the basic terms and conditions as set forth herein.

Zoned Properties, Inc.		CCC Holdings, LLC.

By:		By:
Name:		Name:
Title:		Title:

Alan Abrams, Individually.		C3C3 Group, LLC.

By:		By:
Name:		Name:
Title:	Personal Guarantor	Title: